SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)



                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                                36-0899825
                                                                         (I.R.S.
                                                                        EMPLOYER
                                                                  IDENTIFICATION
                                                                         NUMBER)

   1 BANK ONE PLAZA, CHICAGO, ILLINOIS                           60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0120
                          CHICAGO, ILLINOIS 60670-0120
              ATTN: STEVEN M. WAGNER, LAW DEPARTMENT (312) 732-3163
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                       GMACM MORTGAGE LOAN TRUST 2003-GH1
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                PENDING
  (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

     C/O WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE
     RODNEY SQUARE NORTH
     1100 NORTH MARKET STREET
     WILMINGTON, DELAWARE                                        19890
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
       (EXACT NAME OF SPONSOR OF THE OBLIGOR AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                          41-1955181
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


8400 NORMANDALE LAKE BOULEVARD
MINNEAPOLIS, MINNESOTA                                           55437
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



                       GMACM MORTGAGE LOAN TRUST 2003-GH1
             GMACM MORTGAGE LOAN-BACKED TERM NOTES, SERIES 2003-GH1
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL  INFORMATION.  FURNISH  THE  FOLLOWING  INFORMATION  AS TO  THE
     TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

               1. A copy of the  articles of  association  of the trustee now in effect.*

               2. A copy of the  certificates  of  authority  of the  trustee to commence business.*

               3. A  copy  of  the  authorization  of the  trustee  to  exercise corporate trust powers.*

               4. A copy of the existing by-laws of the trustee.*

               5. Not Applicable.

               6. The consent of the trustee  required by Section  321(b) of the
                  Act.

               7. A copy  of the  latest  report  of  condition  of the  trustee
                  published   pursuant  to  law  or  the   requirements  of  its
                  supervising or examining authority.

               8. Not Applicable.

               9. Not Applicable.

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 19th day of March, 2003.


               BANK ONE, NATIONAL ASSOCIATION,
               TRUSTEE

               By          /s/Steven M. Wagner
                          Steven M. Wagner
                          First Vice President


* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6




                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT




                                                           March 19, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

        In connection with the qualification of an indenture between GMACM Mortgage Loan Trust 2003-GH1 and Bank One, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




               Very truly yours,

               BANK ONE, NATIONAL ASSOCIATION,
               TRUSTEE

               By           /s/Steven M. Wagner
                            Steven M. Wagner
                            First Vice President

                                              EXHIBIT 7




Legal Title of Bank:         Bank One, NA               Call Date: 12/31/02
Address:                     1 Bank One Plaza           Cert #: 03618  Page RC-1
City, State  Zip:            Chicago, IL 60670

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                              DOLLAR AMOUNTS IN THOUSANDS      C300


ASSETS
1. Cash and balances due from depository institutions (from ScheduleRC-A):     RCON
    a. Noninterest-bearing balances and currency and coin(1)                    0081         15,002,000          1.a
    b. Interest-bearing balances(2)..................                           0071          1,498,000          1.b
2.       Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)                1754                  0          2.a
    b. Available-for-sale securities (from Schedule RC-B, column D).............1773         47,652,000          2.b
3.  Federal funds sold and securities purchased under agreements to resell
    a.          Federal          funds         sold         in          domestic
    offices.........................................                            B987         10,827,000
    b.    Securities Purchased under agreements to  resell..................    B989          8,674,000          3.
4.       Loans and lease financing receivables:      (from Schedule RC-C):      RCON
    a. Loans and leases held for sale...........................................5369           3,633,000         4.a
    b. Loans and leases, net of unearned income......                           B528         117,893,000         4.b
    c. LESS: Allowance for loan and lease losses.....                           3123           3,525,000         4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c).....................................................B529         114,388,000         4.d
5.       Trading assets (from Schedule RC-D).........                           3545           5,334,000         5.
6.       Premises and fixed assets (including capitalized leases)               2145           1,244,000         6.
7.       Other real estate owned (from Schedule RC-M)                           2150              71,000         7.
8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)...................                           2130             119,000         8.
9.       Customers' liability to this bank on acceptances outstanding           2155             222,000         9.
10.      Intangible assets.................................................
         a.  Goodwill...........................................................3163             601,000        10.a
         b.  Other intangible assets (from Schedule RC-M).......................0426              58,000        10.b
11.      Other assets (from Schedule RC-F)...........                           2160           8,234,000        11.
12.      Total assets (sum of items 1 through 11)....                           2170         217,537,000        12.



(1)  Includes  cash items in process of  collection  and  unposted  debits.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.


Legal Title of Bank:                Bank One, N.A.          Call Date:  12/31/02
Address:                            1 Bank One Plaza  Cert #"  03618   Page RC-2
City, State  Zip:                   Chicago, IL 60670

SCHEDULE RC-CONTINUED
                                                                                                 DOLLAR AMOUNTS IN
                                                                                                 THOUSANDS
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                                RCON
       from Schedule RC-E) ..........................                                       2200     123,677,000        13.a
       (1) Noninterest-bearing(1)....................                                       6631      45,856,000        13.a1
(2)      Interest-bearing............................                                       6636       77,821,000       13.a2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                        RCFN
        (from Schedule RC-E, part II)................                                       2200       23,973,000       13.b
        (1)  Noninterest-bearing.....................                                       6631          442,000.... ..13.b.1
        (2)  Interest-bearing........................                                       6636       23,534,000       13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase                                                                           RCFN
    a. Federal funds purchased in domestic offices (2)...............                       B993        5,797,000       14.a
    b. Securities sold under agreements to repurchase (3)............                       RCFD
                                                                                            B995        4,289,000       14.b
15.               Trading               Liabilities(from                Schedule
RC-D)................................................                                       3548        4,092,000       15.
16.Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M)..............                3190       26,505,000       16.
17.    Not applicable
18. Bank's liability on acceptances executed and outstanding                                2920          222,000       18.
19. Subordinated notes and debentures (2)............                                       3200        5,037,000       19.
20. Other liabilities (from Schedule RC-G)...........                                       2930        6,295,000       20.
21. Total liabilities (sum of items 13 through 20)...                                       2948      199,820,000       21.
22. Minority interest in consolidated subsidiaries.......................                   3000          106,000       22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus....                                       3838                0       23.
24. Common stock.....................................                                       3230          201,000       24.
25. Surplus (exclude all surplus related to preferred stock)                                3839        9,173,000       25.
26.      a. Retained earnings..........................................                     3632        8,069,000       26.a
    b.   Accumulated other comprehensive income (3).................                        B530           98,000       26.b
27. Other equity capital components (4)..........................                           A130                0       27.
28. Total equity capital (sum of items 23 through 27)                                       3210       17,541,000       28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28)............                                       3300      217,537,000       29.

Memorandum
To be reported only with the March Report of Condition
                                                                                            ----------- ------------
                                                                                                RCON       Number     Number
                                                                                                6724        N/A        M.I.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2001


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6    = Review of the bank's financial statements by external auditors

7    = Compilation of the bank's financial statements by external auditors


8    = Other audit procedures (excluding tax preparation work)

9    = No external audit work


(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.


(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.